FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 29, 2005
                                (April 27, 2005)

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)

NEW YORK                            0-30512                          14-1804460
----------------------       -----------------------          -----------------
State or other               (Commission File Number)           (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)

               284 South Avenue, Poughkeepsie, New York 12601-4879 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

On April 27, 2005, CH Energy Group, Inc. and its subsidiary Central Hudson Enterprises Corporation (the "Borrowers") amended their $75 million unsecured Credit Agreement, among the Borrowers, certain lenders and KeyBank National Association, as lender, arranger and the administrative agent for the lenders, to extend the term for five years to April 27, 2010 and to reflect more favorable terms, commensurate with current market conditions. At Borrowers' option, the facility may be increased by up to $50 million. The purpose of the credit facility is for general corporate purposes, including acquisition financing. There are conditions precedent to the effectiveness of the amendment, and the Borrowers made certain representations and warranties to the lenders.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the amendment of the Credit Agreement entered into by the Registrant and its subsidiary as of April 27, 2005, is incorporated by reference herein from Item 1.01 "Entry into a Material Definitive Agreement" of this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c) 99 Amendment No. 1 to Credit Agreement dated as of April 27, 2005, by and among Registrant, Central Hudson Enterprises Corporation, the several banks and other financial institutions (the "Lenders"), and Keybank National Association as lender, arranger and administrative agent to the Lenders.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CH ENERGY GROUP, INC.
                                              (Registrant)



                                              ----------------------
                                              By: /s/ Donna S. Doyle
                                                   DONNA S. DOYLE
                                                   Vice President -
                                                   Accounting and Controller

Dated:  April 29, 2005

                                Index to Exhibits

Exhibit No.                                  Description

99 Amendment No. 1 to Credit Agreement dated as of April 27, 2005, by and among Registrant, Central Hudson Enterprises Corporation, the several banks and other financial institutions (the "Lenders"), and Keybank National Association as lender, arranger and administrative agent to the Lenders.